SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

 SPRINT CAPITAL CORPORATION            SPRINT CORPORATION
(As Issuer and Registrant of      (As Issuer and Registrant of
           Notes)                         Guarantees)

           Delaware                         Kansas
  (State of incorporation or        (State of incorporation
        organization)                  or organization)

          48-1132866                      48-0457967
       (I.R.S. Employer                (I.R.S. Employer
     Identification No.)              Identification No.)

          P.O. Box 11315, Kansas City, Missouri  64112
  (Address, including zip code, of both registrants' principal executive offices)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange
     Act and is effective pursuant to General Instruction
     A.(c), please check the following box.  [X]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange
     Act and is effective pursuant to General Instruction
     A.(d), please check the following box.  [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class to             Name of Each Exchange
          Be Registered                 	   on Which Each Class is
							   to be Registered

          6.875% Notes due 2028              New York Stock Exchange
          and Guarantees

Securities Act Registration Statement file number to which this form relates: 333-65649

Securities to be registered pursuant to Section 12(g) of the Act:

					None
				(Title of class)

                   SPRINT CAPITAL CORPORATION
                       SPRINT CORPORATION

         INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Securities to be Registered.

     The description of the 6.875% Notes due 2028 of Sprint Capital Corporation (the "Notes") registered herein is contained under the caption "Description of Debt Securities" in the Prospectus dated October 23, 1998 (the "Basic Prospectus"), which forms a part of Sprint Capital's and Sprint Corporation's Registration Statement on Form S-3 that was filed with the Securities and Exchange Commission on October 14, 1998 (File No. 333-65649), and under the caption "Description of Notes" in the Prospectus Supplement dated November 10, 1998, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The description of the guarantees attached to the Notes is contained under the caption "Description of Guarantees" in the Basic Prospectus. Such descriptions are hereby incorporated by reference herein pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 2.   Exhibits.

4.1  Form of 6.875% Note due 2028 (including form of guarantee).

4.2 Indenture dated as of October 1, 1998, among Sprint Capital Corporation, Sprint Corporation and Bank One, N.A., as Trustee (filed as Exhibit 4(b) to Sprint Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and incorporated herein by reference).

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Exchange
Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                              SPRINT CAPITAL CORPORATION


				      By /s/ Don A. Jensen
                                   Don A. Jensen
                                   Vice President


Date:  November 12, 1998




                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Exchange
Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                              SPRINT CORPORATION


					By /s/ Don A. Jensen
                                   Don A. Jensen
                                   Vice President



Date:  November 12, 1998